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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 22, 2002
                                                 ------------------------------


                                AURORA FOODS INC.
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             (Exact Name of Registrant as Specified in its Charter)


    Delaware                         001-14255            94-3303521
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 (State or Other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)


         11432 Lackland Road, St. Louis, Missouri                  63146
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         (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code     (314) 801-2300
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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                                AURORA FOODS INC.

                                    FORM 8-K

Item 5:  Other Events and Regulation FD Disclosure.

         On November 21, 2002, Aurora Foods Inc. announced that it has named Thomas M. Hudgins to the Company's Board of Directors.

         A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         See the Exhibit Index attached to this report and incorporated here by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2002

                                              AURORA FOODS INC.


                                 By:        /s/ William R McManaman
                                     ------------------------------------------
                                            William R. McManaman
                                        Executive Vice President and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1        Press release dated November 21, 2002

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